Exhibit 10.38

NOTE: Portions of this Exhibit are the subject of a Confidential Treatment Request by the Registrant to the Securities and Exchange Commission (the “Commission”). Such portions have been redacted and are marked with a “[***]” in the place of the redacted language. The redacted information has been filed separately with the Commission.

TAKE or PAY AGREEMENT

This Agreement (“Agreement”) is made on this May 1, 2011 (“Effective Date”), by and between GCT Semiconductor (“GCT”) located at 2121 Ringwood Avenue San Jose, CA 95131 USA and Giga Solution, (“Supplier”), located at NO. 6 Technology Road 5, HsinChu Science Park, Hsin-Chu, Taiwan 300 R.O.C.

WHEREAS, GCT desires to secure additional [***] capacity by paying a monthly minimum revenue for a period of 6 months from the effective date of this agreement;

WHEREAS, Supplier desires to provide the additional capacity in accordance with the terms and conditions of this Agreement:

NOW THEREFORE, in consideration for the mutual promises contained herein, and other valuable consideration, the receipt and adequacy of which the parties hereby acknowledge and agrees as follows:

DEFINITIONS:

Tester: A [***] production tester configured sufficiently to perform final test service of GCT’s WiMax and/or LTE products.

Qualified Handler: A production handler that has been qualified by Supplier and approved by GCT to work sufficiently with the Tester. [***]. For the avoidance of doubt, any Hontech handler is not a Qualified Handler.

Minimum Guaranteed Loading Level (“MGLL”): The minimum loading level (in billable hours) that GCT will provide for the Tester in exchange for guaranteed capacity [***]. The MGLL is defined [***] subject to modification per          paragraph 2.1.

Reference Document:

“ as signed by John Schlaefer, GCT COO, on October 7, 2010.”

1.0	FEES AND SERVICES

1.1	Supplier will guarantee [***] availability for GCT. GCT will get first priority to continue using [***] beyond the MGLL.

1.2	Supplier shall invoice GCT for [***] capacity and associated Qualified Handler at the maximum of [***] regardless of activity and/or product type. Maximum monthly billing with MGLL at [***]. For the avoidance of doubt this rate [***]

*** CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION

1.3	Supplier will invoice GCT once at the end of every month for services provided in the month. Payment by GCT will be made [***] days after receipt of invoice.

1.4	If the production test amount in the present calendar month [***], the balance will be issued in the subsequent month. (For example if the February amount is [***] would be included in the March invoice.

1.5	Non recurring engineering charges for program development and or modification will be applied [***] and invoiced to GCT separately from invoice for normal production test time described in paragraph 1.2. Payment will be per paragraph 1.3.

1.6	WIP Prioritization

Any production engineering work including, test limit revision, low yield verification, and the second or greater re-test shall be [***]. Incoming production WIP will continue [***]. When [***] and [***] as the [***].

2.0	EXCLUSION CLAUSE

2.1	The MGLL shall be reduced accordingly if the required equipment is not available [***] for the required hours through no fault of GCT. [***]

2.2	The MGLL will be waived in part or entirety if Supplier requests in writing to use capacity for other customers and TGCT agrees. The MGLL will be reduced on a “one for one” basis for every hour that Supplier uses capacity for other customers. GCT will not need to pay for hours sold to other customers.

3.0	EXTENSION

3.1	[***] days in advance of the expiration of this agreement, Supplier and GCT will enter into good faith negotiations for a follow on agreement for supply services based upon GCT’s current and forecasted needs.

4.0	CLARIFICATION

4.1	This Agreement pertains to the use of a Supplier owned tester (the Tester) with test program, loadboard, test sockets, extra socket pins and 50 trays consigned to Giga Solution.

*** CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION

This Agreement is executed by the duly authorized representatives of the Parties as of the Effective Date.

GCT Semiconductor		Giga Solution Tech Co, Ltd.

Signature:	/s/ John Schlaefer	Signature:	/s/ Frank Chein

Print Name:	John Schlaefer	Print Name:	Frank Chein

Title:	Operating Officer	Title:	Vice President

Chief Operating Officer	Vice President

Date:	5/5/11	Date:	5/5/2011

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